AGASSI
SPORTS ENTERTAINMENT



Building the definitive branded platform in global racket sports

INVESTOR PRESENTATION – JULY 2026
OTC: AASP

Disclaimers and Forward-Looking Statements

Certain of the matters discussed in this Presentation which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties. Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this Presentation other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include (a) the timing, cost, funding availability, anticipated benefits, and implementation of Agassi Sports Entertainment Corp.'s ("Agassi Sports'" or the "Company's") planned digital platform, app and world series of pickleball events; (b) Agassi Sports' ability to raise sufficient capital, including to satisfy obligations to third-party service providers, the terms on which such funding may be available, and potential dilution resulting therefrom; (c) intense competition in the court sports industry and Agassi Sports' ability to compete effectively; (d) Agassi Sports' limited operating history and lack of significant revenues to date, and the risk that it may not achieve profitability or successfully execute its business plan, including in connection with its planned digital platform and plans to host a world series of pickleball; (e) Agassi Sports' dependence on its management team; (f) Agassi Sports' reliance on the continued involvement, reputation, and brand recognition of Andre Agassi, Darren Cahill and Stefanie Graf; (g) Agassi Sports' planned concentration in the pickleball and padel industries; (h) adverse economic conditions, including inflation and reduced consumer discretionary spending, which could negatively affect demand, operating results, financial condition, cash flows, and Agassi Sports' ability to raise capital; (i) Agassi Sports' planned Nasdaq uplisting, including the fact that Agassi Sports does not currently meet Nasdaq's initial listing requirements, may not meet such listing requirements in the future, and that the Company's listing may be delayed, suspended, or denied; and (j) claims or liabilities arising from the construction or operation of Agassi Sports' planned facilities or the use of its future premises, equipment, or services. Additional risks are described in the "Risk Factors" section of Agassi Sports' Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and will be described in future Agassi Sports' filings with the Securities and Exchange Commission, including its periodic reports, all of which are available at www.sec.gov. Forward-looking statements speak only as of the date made, and Agassi Sports undertakes no obligation to publicly update or revise any forward-looking statement, except as required by law.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Agassi Sports' business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, Agassi Sports expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

This Presentation has been prepared by the Company, with market information provided by various third-party sources, none of which has been commissioned by the Company. Readers should conduct their own independent investigation of those matters which they deem appropriate without reliance upon the Company or any materials set out in this Presentation. The Company has not independently verified any of the third-party information contained herein and makes no representations or warranties as to the accuracy or completeness thereof.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

AGASSI
SPORTS ENTERTAINMENT

Our Mission

Agassi Sports Entertainment aims to become a dynamic leader in sports entertainment, content, and media. We believe that we are uniquely positioned to build a premier brand in racket sports, including tennis, pickleball, and padel – sports which are currently experiencing significant growth. Our strategy is centered on working to consolidate, promote, and grow this highly opportunistic industry though various organic and transactional efforts.



"The greatest companies, like the greatest athletes, don't chase short-term wins—they build enduring platforms. Our goal is to create a global sports, technology, and media company that inspires participation, develops talent, and delivers long-term value for everyone who believes in our vision."

Andre Agassi

AGASSI SPORTS ENTERTAINMENT

Building *the* Branded Racket Sports Platform



- Racket sports participation is exploding across all age groups with no dominant consolidated brand[1]
- Expected first-mover advantage in a fragmented, rapidly growing industry ripe for consolidation
- Andre Agassi's iconic brand provides unmatched celebrity credibility and global reach
- Multiple potential opportunities across digital, events, media, sponsorships & merchandise
- Publicly traded structure (OTC: AASP) offers a unique vehicle for investors to participate in the global growth of racket sports

Sources:

[1] USTA 2026 U.S. Tennis Participation Report, based on 2025 data

AGASSI SPORTS ENTERTAINMENT

Global Racket Sports Boom Has Created a Multi-Billion-Dollar Opportunity

Participation Has Surged

Tennis participation +54% since 2019, demonstrating sustained post-pandemic momentum[1]

Pickleball is fastest-growing U.S. sport for three consecutive years[2]

Padel is one of the fastest-growing participation sports; 19M global padel players and counting[3]

Tennis | Pickleball | Padel

27.3M
U.S. tennis players in 2025, +6% versus 2024[1]

24.3M
U.S. pickleball players in 2025, +23% versus 2024[2]

Broad Demographic Appeal

Not just limited to hardcore players – growth includes casual participation[1]

Accessible, low barrier to entry, and popular across all ages, genders, and socioeconomic groups[1]

1 in every 12
Americans played tennis in 2025[1]

Significant Commercial Opportunity

Global racket sports equipment market projected to grow from ~$33 billion in 2025 to ~$53 billion by 2034[4]

- Merchandise
- Coaching
- Facilities
- Tournaments
- Events
- Media Rights
- Sponsorships


ESPN
Tennis participation grows again in U.S. amid pickleball surge

SBJ
The popularity of padel (however it's pronounced) is rising in the U.S.

Sources:
[1] USTA 2026 U.S. Tennis Participation Report, based on 2025 data
[2] Sports and Fitness Industry Association (SFIA), Pickleball Single Sport Report 2026
[3] Playtomic's The State of U.S. Padel, 2026
[4] Fortune Business Insights Racket Sports Equipment Market Report, 2026

Today's Landscape

AGASSI
SPORTS ENTERTAINMENT

A Fragmented Industry is a Consolidation Opportunity

Today, scattered across the ecosystem

Equipment | Media | Events | Technology | Facilities

Wilson
Thousands of independent clubs
Tournament broadcasts
HEAD
Coaching apps
YouTube
Babolat
PPA
Club software
Gamma Sports
Local tournaments
Streaming
Tennis Channel
ProKennex
JOOLA
Court reservations
Private facilities
SWING VISION
APP
Municipal courts

No single platform connects individual elements

Our goal is for one integrated global racket sports platform

Agassi Sports Entertainment

- Technology and app platform
- Events and leagues
- Facilities and coaching
- Media and content
- Brand and IP development

Connected under one brand, one platform, one strategy

Agassi Sports Entertainment intends to consolidate and collaborate with best-in-class leaders across the multiple global opportunities in sports, facilities, leagues, retailers, events, and media

Andre Agassi

World-renowned athlete, proven entrepreneur, trusted brand builder

- 8x Grand Slam Champion + Olympic Gold Medalist
- Global sports icon with trusted credibility
- Driving growth in pickleball and racket sports worldwide


WELCOMING DUPR INVESTORS
JOOLA
ANDRE AGASSI SIGNS WITH JOOLA
spa business
Tennis legend Andre Agassi joins Life Time as company announces record revenues



Agassi in Action

Agassi is Already Powering Pickleball

- Feb 2024 – Named Inaugural Chair of Pickleball and Tennis at Life Time Fitness (NYSE: LTH)
- Jan 2024 – Co-invested $8M in DUPR, the premier global pickleball rating system
- Aug 2024 – Partnered with JOOLA to launch global pickleball equipment line

We believe that Andre Agassi's leadership and brand power position us to accelerate adoption, partnerships, and growth

Building Traction

AGASSI SPORTS ENTERTAINMENT

AASP Partnerships & Initiatives

IBM

Agassi Sports Entertainment x IBM

AI-powered coaching platform

JOOLA PICKLEBALL

Agassi Sports Entertainment x JOOLA

Collaborator


MGM

World Series of Pickleball x Las Vegas

Planned flagship live event

Focused on partnering with best-in-class operators and partners to build initiatives in media/licensing, events, facilities, and technology

AGASSI
SPORTS ENTERTAINMENT

Agassi Intelligence for Global Racket Sports

Expected to launch in 2H 2026

AI-Powered Coaching. Personalized Development. Lifetime Engagement.


TECHNIQUE ANALYSIS
Coach's breakdown
Your overall swing
COMMUNITY FEED
SQUADS


UFC

Built on Three Strategic Pillars

- **Elite Knowledge**
  - Proven coaching philosophy
  - Training methods developed over decades
  - Personalized for every player
- **IBM WatsonX AI**
  - Intelligent coaching recommendations
  - Adaptive learnings paths
  - Personalized player insights
- **Global Community**
  - Players & coaches
  - Fans and content consumers

Agassi Intelligence: Monetizing the App

Leveraging IBM to deliver higher scalability and faster innovation

- Multiple revenue streams expected to be generated across the app and web
- Player Experience Application planned to be central driver of repeat usage & recurring revenue
- Employing freemium-to-paid model rather than one-off transactions

Multiple Potential Revenue Opportunities
Recurring App Subscription Fees
In-App Purchases (micropayments)
Commerce Revenue App
Commerce Revenue Web
Sponsors & Partner Revenue
AI Model License Revenue

Expected timeline

Q4 2026	2027	2028
Agassi App introduced	Pickleball integrated into Agassi App	Extension to other racket sports based on user demand


person 0.93

Live Events & Experiences

WSOPB: Expected to be a Global Defining Branded Event

Expected to be coming 2027



WSOPB
WORLD SERIES OF PICKLEBALL
LAS VEGAS

Pickleball lacks a global marquee event… until now

- **High-Stakes Competition**
- **Las Vegas Event Energy**
- **Premium Hospitality**

Being developed with: TEAM dentsu

Coming Soon to Las Vegas, NV

The Inaugural WSOPB is expected to be a 3-Day Event in Las Vegas featuring 128+ Amateur Teams Competing for $1M

Planned to be a must attend event for:

- Clubs, communities
- Destination sports tourists
- Corporates/sponsors
- Media & influencers






ORDER OF PLAY

Multiple Potential Revenue Opportunities

- Broadcast Rights
- Sponsorships and Licensing
- Entry Fees

The global sports tourism market size was valued at $707 billion in 2025 and is projected to grow from $813 billion in 2026 to $1.98 trillion by 2034[1]


LAS VEGAS


PICKLEBALL
OPEN ENTRY.
LEGENDARY EXIT.
BUY TICKETS NOW
OPEN ENTRY.
LEGENDARY EXIT.

Website and app mock-up

Sources:
[1] Fortune Business Insights Sports Tourism Report, 2026

AASP Capital Structure

Key Stats

- Ticker: AASP (OTC Markets – OTCID)
- Publicly quoted since: 1989
- Common Stock Issued: ~13.1M
- Public Float: ~2.2M
- Fully Diluted Shares Outstanding: ~16.5M


Current Ownership Allocation
Public
43.7%
Management & Insiders
56.3%

AGASSI
SPORTS ENTERTAINMENT

Our Leadership

World-Class Team in Sports and Business



Andre Agassi

Co-Founder, Major Shareholder & Advisor

- 8x Grand Slam Champion, Olympic Gold Medalist
- Founder, Andre Agassi Foundation for Education ($185M raised)
- Global sports icon driving pickleball growth



Ronald Boreta

CEO, Co-Founder & Director

- CEO, Co-Founder, & Director, Agassi Sports Entertainment
- Founded global chain of 75 Golf & Tennis retail stores
- Developed 42-acre sports theme park on the Las Vegas Strip
- Former licensee of MLB, NASCAR, Callaway Golf & TaylorMade Golf



James Askew

Co-Founder & Director

- 30+ years entrepreneur & investor (energy & tech)
- Co-founder & Director, Agassi Sports Entertainment
- Co-Founder at Verde Clean Fuels (NASDAQ: VGAS)



Shawn Cable

CFO

- CFO of Agassi Graf Holdings & Andre Agassi Foundation for Education, overseeing a multimillion-dollar investment portfolio & audit process since 2008
- Background of Financial reporting, project analysis& business development across publicly traded & privately held U.S. firms



Darren Cahill

Advisor

- Elite tennis coach – coached Agassi, Hewitt, Halep, and Sinner to Grand Slam titles and world #1 rankings
- Youngest world #1: Hewitt (2001)
- Oldest world #1: Agassi (2003)
- First Romanian female #1: Halep (2017)
- First Italian #1: Sinner (2024)



Stefanie Graf

Advisor

- 22x Grand Slam Champion, Olympic Gold Medalist
- Founder / Chairwoman Children for Tomorrow Foundation
- Global sports icon driving pickleball growth

AGASSI
SPORTS ENTERTAINMENT

Why Agassi Sports Entertainment

1. **Building the Pure-Play Platform for Global Racket Sports**
   We believe that we are well-positioned to become a leading branded platform for the rapidly expanding global racket sports ecosystem, connecting technology, media, experiences, facilities and commerce under a single trusted brand

2. **Asset-Light, Expected High-Return Business Model**
   Scalable strategy centered on partnering with best-in-class operators to develop businesses across media & licensing, technology, events, facilities and experiential offerings while seeking to minimize capital intensity

3. **Multiple Potential Recurring Revenue Streams**
   Our goal is to leverage the Agassi brand, proprietary technology and strategic partnerships to generate diversified revenue through subscriptions, licensing, sponsorships, digital commerce and premium experiences

4. **Planned disciplined M&A Strategy in a Fragmented Industry**
   We also plan to separately pursue best-in-class acquisition and partnership opportunities in a fragmented market through disciplined capital allocation and strategic relationships that we believe will strengthen the platform and create long-term value

5. **World-Class Leadership with Deep Industry Relationships**
   Guided by Andre Agassi and Steffi Graf with involvement from strategic partners including Darren Cahill, decades of relationships provide differentiated access to operators, brands, investors and acquisition opportunities







AGASSI
SPORTS ENTERTAINMENT

INVESTOR PRESENTATION – JULY 2026
OTC: AASP